UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

NATURAL ALTERNATIVES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, December 3, 2004

Time:	11:00 a.m., Pacific time

Place:	La Costa Resort & Spa

Costa del Mar Road

Carlsbad, California 92009

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Natural Alternatives International, Inc. to consider and act upon the following matters:

1.	To elect two Class II directors to serve until the next annual meeting of stockholders held to elect Class II directors and until their successors are elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to increase the number of our authorized shares from 8,500,000 (8,000,000 of common stock and 500,000 of preferred stock) to 20,500,000 (20,000,000 of common stock and 500,000 of preferred stock);

3.	To approve an amendment to our 1999 Omnibus Equity Incentive Plan, including an increase of 500,000 shares authorized for issuance under the plan;

4.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on October 15, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone or via the internet will further help us reduce the costs of solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

Mark A. LeDoux

Chairman of the Board and Chief Executive Officer

1185 Linda Vista Drive

San Marcos, California 92078

(760) 744-7340

October 29, 2004

NATURAL ALTERNATIVES INTERNATIONAL, INC.

1185 Linda Vista Drive

San Marcos, California 92078

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the “Company” or “we,” “our,” or “us”), for use at the annual meeting of stockholders to be held on Friday, December 3, 2004, at 11:00 a.m. Pacific time, at La Costa Resort & Club, Costa del Mar Road, Carlsbad, California 92009, and at any adjournment thereof (the “Annual Meeting”). We expect to mail this proxy statement and the enclosed proxy card on or about October 29, 2004 to all stockholders entitled to vote at the Annual Meeting.

VOTING INFORMATION

Who can vote?

You may vote if you were a stockholder of record as of the close of business on October 15, 2004. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of October 15, 2004, approximately 5,928,766 shares of our common stock, par value $0.01 per share, were issued and outstanding.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of October 15, 2004, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (Mark A. LeDoux and Randell Weaver) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card. You may vote by telephone, via the internet or by mail. Shares held in street name may be voted by telephone or via the internet only if your broker or nominee makes those methods available. Your broker or nominee will enclose instructions for voting shares held in street name by telephone or via the internet with this proxy statement if your broker or nominee has chosen to make those methods available.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you vote by mail and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attention: Mr. Randell Weaver, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decided you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. An abstention from voting will be used for the purpose of establishing a quorum, and will be considered a vote “against” a proposal. A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve each of the proposals?

For the election of the two Class II directors, a plurality of the votes is required. This means that the two candidates who receive the most votes will be elected to the two available Class II positions on the Board of Directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve each of the other proposals.

As of October 15, 2004, our executive officers and directors held of record or beneficially approximately 1,468,642 shares, or 24.8%, of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” the election of each of the nominees for Class II director and “for” each of the other proposals described in this proxy statement.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, telegram or other means. No additional compensation will be paid to these individuals for any such services. We have also retained Mellon Investor Services LLC to help us solicit proxies for an estimated fee of approximately $6,000 to $12,000.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The Board of Directors currently includes two Class I directors, two Class II directors, and one Class III director. The name, age and business experience of each of our directors are shown below.

CLASS I

Mark A. LeDoux (Age 50)

Chairman of the Board, Chief Executive Officer and Assistant Treasurer

Director and Officer since 1986

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Assistant Treasurer since 1998, and the Chairman of the Board since 2001. Mr. LeDoux has also served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE), our wholly-owned subsidiary, since its inception in 1999, and as a director of Transformative Health Products, Inc. (since 1990), CellLife Pharmaceuticals International, Inc. (since 1996), and CellLife International, Inc. (since 1992), each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law.

Joe E. Davis (Age 70)

Director since 2000

Mr. Davis has been a member of the Audit Committee of the Board of Directors since 2000, a member of the Human Resources Committee of the Board of Directors since January 2003, and a member of the Nominating Committee of the Board of Directors since June 2004. He has been a private investor for more than eleven years. He currently serves as a director and a member of the audit committee of two public corporations, American Funds Insurance Series and Anworth Mortgage Securities, Inc. Previously, Mr. Davis served as Chairman of the Board of Linear Corporation (1987-1988); President and Chief Executive Officer of BMC Industries, Inc. (1985); and President and Chief Executive Officer of National Health Enterprises, Inc. (1974-1982). Formerly, Mr. Davis was a director and a member of the audit committee of BMC Industries, Inc. and Wilshire Technologies, Inc., and a director of Freymiller Trucking, Inc. Mr. Davis graduated from the University of Texas with a Bachelor of Science in Chemistry. He holds a Master of Business Administration degree from the Harvard Graduate School of Business Administration.

CLASS II

Lee G. Weldon (Age 65)

Director since 1992

Mr. Weldon has been a member of both the Human Resources and Audit Committees of the Board of Directors since 1993, and a member of the Nominating Committee of the Board of Directors since June 2004. Mr. Weldon was the President of Natures Apothecary (1997-2000) and the Chairman and Chief Executive Officer of Kal Healthway, Inc., a food supplement distributor (1978-1995). He graduated from the University of California at Los Angeles with a Bachelor of Science in Business Administration in 1963. He became a member of the Young President’s Organization in 1982, and became a graduate member in 1990.

Alan G. Dunn (Age 49)

Director since October 2004

Mr. Dunn was appointed to the Board of Directors in October 2004. Mr. Dunn has been the President of GDI Consulting & Training Company (a manufacturing industry consulting firm focusing on cost and process improvement, productivity improvement and operational transformations) and the Chairman of its parent company, Gerald E. Dunn, Inc., since 1980. He currently serves as a director (since 2000) and the Chairman of the Compensation Committee (since 2003) of Idaho Asphalt Supply Company, a $90 million privately held company. Formerly, he served as a director and a member of the Compensation Committee of TMI Integrated Systems (2000-April 2004), a director of Air Logistics Corporation (1998-2003), and a director of R.W. Lyall Company (1997-2000), each a privately held company, and a director of Tomorrow’s Morning, Inc. (1995-1998), a company that went public in 1998. Mr. Dunn received a Bachelor’s degree from California State University at Fullerton.

CLASS III

Alan J. Lane (Age 42)

Director since June 2004

Mr. Lane has been a member of the Audit Committee of the Board of Directors since he became a member of the Board of Directors on June 5, 2004, a member of the Nominating Committee of the Board of Directors since June 24, 2004, and a member of the Human Resources Committee of the Board of Directors since August 26, 2004. Mr. Lane is Vice-Chairman and Chief Executive Officer of Financial Data Solutions, Inc. (July 2004 – present); director, President and Chief Operating Officer of Southwest Community Bancorp (October 2004 – present); and director of Southwest Community Bank (October 2004 – present). Before joining Financial Data Solutions, Inc., Mr. Lane was a director and the Chief Executive Officer and President of Business Bank of California. Mr. Lane held these positions with Business Bank of California from 1998 until its sale to Union Bank of California in January 2004. At the time of its sale to Union Bank, Business Bank of California was a $700 million commercial bank with fifteen branches in northern and southern California. Before heading Business Bank of California, Mr. Lane was a director, Chief Executive Officer or Chief Financial Officer of several financial institutions and non-financial operating companies. Mr. Lane graduated from San Diego State University with a Bachelor of Arts in Economics in 1984.

Board Meetings

The Board of Directors held five regular meetings during the fiscal year ended June 30, 2004. All of the members of the Board of Directors were present at each of the five meetings.

Independence

Nasdaq rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that three of our five directors are independent under the listing standards of the Nasdaq Stock Market. The members determined to be independent are Messrs. Davis, Lane and Weldon.

Board Committees

The Board of Directors has an Audit Committee, a Nominating Committee and a Human Resources Committee, which functions as a compensation committee. Membership on each committee is limited to independent directors as defined under the listing standards of the Nasdaq Stock Market. In addition, members of the Audit Committee must also meet the independence standards for audit committee members adopted by the Securities and Exchange Commission (SEC).

Messrs. Davis, Lane and Weldon are the current members of each of the committees. During the fiscal year ended June 30, 2004, the Audit Committee held five regular meetings and the Human Resources Committee held four regular meetings. All of the members of each committee were present at each of the meetings during the period in which they served on the committees. The Nominating Committee was formed on June 24, 2004 and did not have any meetings during the fiscal year ended June 30, 2004.

Audit Committee. The Audit Committee operates under a charter originally adopted by the Board of Directors in 2000, and amended and restated in April 2004. A copy of the Amended and Restated Audit Committee Charter effective as of April 30, 2004 is included as Attachment A to this proxy statement. The general function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of our financial statements. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Company, including the integrity of our financial statements and disclosures; the surveillance of administration and financial controls and our compliance with legal and regulatory requirements; the qualification, independence and performance of our independent auditing firm; and the performance of our internal audit function and control procedures. The Audit Committee is responsible for reviewing and recommending matters to the Board of Directors, but has no authority to make final decisions except as set forth in the Audit Committee’s charter. The Audit Committee has the sole authority to appoint, determine funding for, and oversee our independent auditing firm. The Board of Directors has determined that Messrs. Davis and Lane are each an “audit committee financial expert” as defined by applicable rules adopted by the SEC.

Human Resources Committee. The Human Resources Committee recommends to the Board of Directors policies under which compensation is paid or awarded to our directors, officers and certain other personnel. Among other things, the Human Resources Committee recommends to the Board of Directors the amount of compensation to be paid or awarded to our directors, officers and certain other personnel including salary, bonuses, stock option grants, other cash or stock awards under our management cash incentive and equity incentive plans, retirement and other compensation.

Nominating Committee. The Nominating Committee operates under a charter adopted by the Board of Directors in August 2004. A copy of the Nominating Committee Charter effective as of August 27, 2004 is not currently available on the Company’s website but is included as Attachment B to this proxy statement. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors and in determining the composition of the Board of Directors and its various committees. The Nominating Committee periodically reviews the qualifications and independence of directors, selects candidates as nominees for election as directors, recommends directors to serve on the various committees of the Board of Directors, reviews director compensation and benefits, and oversees the self-assessment process of each of the committees of the Board of Directors.

The Nominating Committee considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. Persons recommended by stockholders are evaluated on the same basis as persons suggested by others. Stockholder recommendations may be made in accordance with our Stockholder Communications Policy. See “Stockholder Communications with Directors” below. The Nominating Committee has the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

The Nominating Committee has not established any specific minimum requirements for potential members of our Board of Directors. Instead, the Nominating Committee’s evaluation process includes many factors and considerations including, but not limited to, a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board of Directors with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the deliberations of the Board of Directors respecting the Company’s business strategies, financial and operational performance and corporate governance practices. The Nominating Committee will generally select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

Stockholder Communications with Directors

Our Board of Directors has adopted a Stockholder Communications Policy to provide a process by which our stockholders may communicate with the Board of Directors. Under the policy, stockholders may communicate with the Board of Directors as a whole, with the independent directors, with a committee of the Board, or with a particular director. Stockholders wishing to communicate directly with our Board of Directors may do so by mail addressed to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California, 92078, Attn: Corporate Secretary. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipients are all members of the Board of Directors, all independent directors, all members of a committee of the Board, or certain specified individual directors. The Corporate Secretary will review the communications received from stockholders at the above designated address on a regular basis and if they are relevant to the Company’s operations and policies, they will be copied and forwarded to the appropriate director or directors as expeditiously as reasonably practicable. By way of example, communications that are unduly hostile, threatening, obscene, illegal or similarly inappropriate will not be forwarded to any director. Matters deemed to be trivial in the sole discretion of the Corporate Secretary will be delivered to the appropriate director or directors at the next regularly scheduled meeting of the Board of Directors. The Corporate Secretary will periodically provide the Board of Directors with a summary of all communications received that were not forwarded and will make those communications available to any director upon request. The Board of Directors will determine whether any communications sent to the Board of Directors should be properly addressed by the entire Board or a committee thereof and whether a response to the communication is warranted.

Attendance at Annual Meetings

The members of the Board of Directors are encouraged, but not required, to attend each of the Company’s annual meetings of stockholders. It may not be possible or practicable, in light of other business commitments of the directors, for all of the members of the Board of Directors to attend all of the Company’s annual meetings of stockholders. At the Company’s last annual meeting of stockholders held on January 30, 2004, each of the members of the Board of Directors who was a director at the time of the meeting attended the annual meeting.

Director Compensation

Each of the non-employee directors (Messrs. Davis, Dunn, Lane and Weldon) receives an annual retention fee of $10,000, and a fee of $1,000 for each board and committee meeting such director attends. The annual retention fee is paid in advance at the beginning of each year of a director’s term, which is determined to commence on the date of the annual meeting held to elect any class of directors and to continue until the next annual meeting of stockholders held to elect any class of directors. Directors appointed during a term year may receive a proportional amount of the annual retention fee for that year. Effective as of June 24, 2004, non-employee directors no longer receive an automatic, annual option grant during their term as a director of the Company. Effective as of October 22, 2004, any new non-employee directors will no longer receive an automatic, initial option grant at the commencement of their service. Any options granted to directors will be on a discretionary basis. Mr. LeDoux receives no additional compensation for serving as a director. Directors are reimbursed for travel and other expenses incurred in attending board and committee meetings.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Members of each class of our Board of Directors are elected to serve for a three-year term. The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting. The Class II directors are currently serving terms that are due to expire at the Annual Meeting. The Class III director is currently serving a term that is due to expire at our next annual meeting, and the Class I directors are serving a term that is due to expire at the next annual meeting thereafter.

Nominees

At the Annual Meeting two Class II directors are to be elected to serve until the next annual meeting of stockholders held to elect Class II directors and until their successors are elected and qualified or until their death, resignation or removal. The Board of Directors proposes the election of the nominees named below, each of whom is currently a Class II member of our Board of Directors. Mr. Weldon was elected by stockholders at the annual meeting of stockholders held on January 11, 2002. Mr. Dunn was appointed to the Board of Directors in October 2004 on the recommendation of the Nominating Committee but has not previously been elected by stockholders. Mr. Dunn was recommended to the Nominating Committee by one of the Company’s executive officers.

Unless authorization to do so is withheld, proxies received will be voted “for” the two nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Our Board of Directors proposes the election of the following nominees as Class II members of the Board of Directors:

Lee G. Weldon

Alan G. Dunn

Our Board of Directors unanimously recommends that you vote “FOR” the election of each nominee as a Class II director of the Company.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR AUTHORIZED SHARES

Our Board of Directors has adopted, subject to stockholder approval, an amendment and restatement to our Restated Certificate of Incorporation in the form attached to this proxy statement as Attachment C to increase the authorized number of shares of our common stock from 8,000,000 shares to 20,000,000 shares.

The additional shares of common stock to be authorized by approval of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and any issuance of the additional common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of the earnings per share and voting rights of current stockholders.

In addition to the approximately 5,928,766 shares of common stock outstanding at October 15, 2004, we have 61,000 treasury shares and approximately 1,496,209 shares reserved for issuance upon exercise of options and rights granted or to be granted under our 1999 Omnibus Equity Incentive Plan and our 1999 Employee Stock Purchase Plan.

Our Restated Certificate of Incorporation also authorizes 500,000 shares of preferred stock. There are no outstanding shares of preferred stock, and the proposed amendment and restatement would not change the number of authorized shares of preferred stock.

Under our 1999 Omnibus Equity Incentive Plan, the number of shares available and reserved for issuance under the plan automatically increases by the lesser of 2.5% of our common stock outstanding or 100,000 shares each January 1. In addition, under our 1999 Employee Stock Purchase Plan, the number of shares available and reserved for issuance under that plan automatically increases by 25,000 each July 1. Furthermore, we have proposed and are seeking stockholder approval of an amendment to our 1999 Omnibus Equity Incentive Plan to increase the number of shares available under that plan by an additional 500,000 shares (see Proposal 3 below). Without an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock, we will not have a sufficient number of authorized but unissued shares of common stock available to issue or reserve for issuance in connection with the proposed amendment to our 1999 Omnibus Equity Incentive Plan, if approved, and the automatic, annual increases under that plan and our 1999 Employee Stock Purchase Plan.

We believe it is advisable and in the best interest of our stockholders to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs. Other than as described above, we currently have no specific plans to issue the additional shares of common stock that would be authorized by this proposal. However, these shares will provide additional flexibility to use our common stock for business and financial purposes in the future.

The additional shares may be used for various purposes, including, without limitation, similar increases under our 1999 Omnibus Equity Incentive Plan, our 1999 Employee Stock Purchase Plan or other stock plans that may be authorized and approved in the future to provide equity incentives to our employees, officers and directors; raising capital; establishing strategic relationships with other companies; and expanding the Company’s business or product lines through the acquisition of other businesses and products. The additional shares of common stock could also be used to oppose a hostile takeover attempt or delay or prevent changes in control or management. The Company is not currently aware of any threat of any hostile takeover attempt. You should be aware, however, that approval of this proposal could facilitate future efforts to prevent changes in control of the Board of Directors, including transactions in which you might otherwise receive a premium for your shares over their then current market prices.

If the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock is approved by our stockholders, it will become effective when we file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 1999 OMNIBUS EQUITY INCENTIVE PLAN

We believe that the availability of stock options and other stock-based incentives under our 1999 Omnibus Equity Incentive Plan (the “Plan”) is important to our ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Company. As of October 15, 2004, out of a total of 1,500,000 shares of our common stock reserved for issuance under the Plan, 25,797 shares remained available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees. Accordingly, on June 24, 2004, the Board of Directors approved an amendment to the Plan, subject to stockholder approval and subject to stockholder approval of the proposed amendment to our Certificate of Incorporation described under Proposal 2 above, to reserve an additional 500,000 shares of our common stock for issuance under the Plan. This increase in shares would be in addition to the annual increase in shares under the Plan each January 1 of the lesser of (a) 2.5% of the total number of shares of common stock then outstanding or (b) 100,000 shares. If this proposal is approved by stockholders at the Annual Meeting, and if Proposal 2 described above is approved, the total number of shares reserved for issuance under the Plan would increase from 1,500,000 to 2,000,000.

The Board of Directors also approved on June 24, 2004, an amendment to the Plan to eliminate the automatic, annual grant of an option for 10,000 shares on each March 1 to our non-employee directors. On October 22, 2004, the Board of Directors approved a similar amendment to the Plan to eliminate the automatic, initial grant of an option for 10,000 shares to new non-employee directors upon commencement of service. While these changes do not require stockholder approval, approval of this proposal by stockholders at the Annual Meeting will be considered ratification by our stockholders of these amendments to the Plan to eliminate the initial and annual grants to non-employee directors.

The following is a summary of the principal features of the Plan. It is not a complete description of all of the Plan’s provisions. A copy of the Plan, as proposed to be amended, is included as Attachment D to this proxy statement. We intend to file an amended Form S-8 with the SEC to register the additional shares under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval of the amendment to the Plan.

Principal Features of the Plan

Eligibility. All employees, non-employee directors and consultants of the Company or its subsidiaries are eligible for the grant of restricted stock, stock units, stock appreciation rights and nonqualified stock options under the Plan. Only employees may be granted incentive stock options. As of October 24, 2004, only incentive and nonqualified stock options have been granted under the Plan. The number of persons who held options granted under the Plan as of October 15, 2004 was approximately 48.

Administration. The Human Resources Committee makes recommendations to the Board of Directors for its approval regarding the grant of awards under the Plan to eligible participants, at such times, under such terms and in such amounts as the committee and the Board of Directors may decide.

Term of Plan. The Plan was initially approved by the Board of Directors on May 10, 1999 and approved by stockholders at the annual meeting of stockholders held on December 6, 1999. An amendment to the Plan to increase the number of shares available under the Plan by 500,000 shares was approved by stockholders at the annual meeting of stockholders held on January 30, 2004. The Plan will remain in effect until it is terminated by the Board of Directors, except that no incentive stock options may be granted on or after the 10th anniversary of the later of (a) the date the Board of Directors adopted the Plan or (b) the date when the Board of Directors adopted the most recent increase in the number of shares available under the Plan that was also approved by our stockholders. The Board of Directors may at any time amend, alter, suspend or terminate the Plan for any reason, subject to applicable laws, rules or regulations requiring stockholder approval of certain amendments to the Plan.

Stock Options. The Human Resources Committee will recommend, and the Board of Directors will approve, the individuals to whom options will be granted, the exercise price of each option, the number of shares underlying each option, the term of each option, the vesting conditions of each option, and whether each option is intended to be an incentive option or a nonqualified option. The exercise price may not be less than 100% of the fair market value of the underlying shares on the date of grant in the case of an incentive stock option, and not less than 85% of such value in the case of a nonqualified stock option. For purposes of determining the exercise price of options granted under the Plan, the fair market value of the underlying shares on the date of grant will be deemed to be the closing sale price of our common stock as reported by Nasdaq on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying terms established at the time of grant, not to exceed 10 years from the date of grant for incentive stock options. Vesting conditions will be established at the time of grant and will vary, but options granted to non-officer employees must vest at least 20% per year. The option agreement between the Company and the optionee may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the optionee’s service. Options may be granted in combination with other awards under the Plan. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased before the expiration, termination or cancellation of the related option will become available for future awards under the Plan.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted to eligible individuals under the Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal to the excess of the fair market value on the date of exercise of one share of our common stock over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares underlying the portion of the SAR or option that is surrendered. Payment may be in the form of cash, shares of common stock or a combination thereof. The fair market value of the underlying shares on the date of exercise or grant will be deemed to be the closing sale price of our common stock as reported by Nasdaq on such date. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of the SAR, except for tax withholding amounts upon exercise.

SARs may be granted for varying terms established at the time of grant. Any vesting conditions will also be established at the time of grant and will vary. The SAR agreement may provide for accelerated exercisability in the event of the optionee’s death, disability or retirement or in the event of a change in control or other events and may provide for expiration before the end of its term in the event of termination of the holder’s service. If, on the date when a SAR expires, the exercise price of the SAR is less than the fair market value on such date but any portion of the SAR has not been exercised or surrendered, then the SAR will automatically be deemed to be exercised as of such date with respect to such portion.

Restricted Stock. Restricted stock may be sold or awarded to eligible individuals under the Plan for such consideration as the Human Resources Committee and/or the Board of Directors may determine, including cash, cash equivalents, promissory notes, and past or future services. Each award of restricted stock may or may not be subject to vesting. The restricted stock agreement may provide for accelerated vesting in the event of the holder’s death, disability or retirement or in the event of a change in control or other events. Holders of restricted stock awarded under the Plan shall have the same voting, dividend and other rights as our other stockholders. Awards of restricted stock may be subject to a repurchase option in favor of the Company exercisable upon the voluntary or involuntary termination of the holder’s employment with the Company at a price equal to the original purchase price. Any such repurchase option shall lapse at a minimum rate of 20% per year.

Stock Units. Stock units may be granted to eligible individuals under the Plan. A stock unit represents a bookkeeping entry equivalent to one share of our common stock. Each award of stock units may or may not be subject to vesting. The stock unit agreement may provide for accelerated vesting in the event of the holder’s death, disability or retirement or in the event of a change in control or other events. The holders of stock units will have no voting rights but may have a right to dividend equivalents. Settlement of vested stock units may be made in the form of cash, shares of common stock, or a combination thereof. The actual number of stock units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors. No monetary consideration will be paid to the Company upon the granting of stock units.

Tax Consequences Relating to Stock Options

Certain options authorized to be granted under the Plan are intended to qualify as “incentive stock options” for federal income tax purposes. Under federal income tax law in effect as of the date of this proxy statement, an optionee will recognize no regular income upon grant or exercise of an incentive stock option. The amount by which the market value of shares issued upon exercise of an incentive stock option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will constitute capital gain. We will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an incentive stock option. Upon any disqualifying disposition by an optionee, we will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

Certain options authorized to be granted under the Plan will be treated as nonqualified stock options for federal income tax purposes. Under federal income tax law in effect as of the date of this proxy statement, no income is realized by the optionee of a nonqualified stock option until the option is exercised. At the time of exercise of a nonqualified stock option, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a nonqualified stock option, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Plan will generally realize ordinary income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code. Absent an election under Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. We will be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. We are required to withhold income taxes on such income if the recipient is an employee.

Section 162(m) of the Code limits to $1 million per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. Under Internal Revenue Service regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. One requirement is stockholder approval at least once every five years of a per-employee limit on the number of shares as to which options and SARs may be granted. Approval of this Proposal 3 will constitute approval of the existing per-employee limits set forth in the Plan. Other requirements are that the option or SAR be granted by a committee of at least two non-employee directors and that the exercise price of the option or SAR be not less than fair market value of the common stock on the date of grant. Accordingly, we believe that if this proposal is approved by stockholders, compensation received on exercise of options and SARs granted under the Plan in compliance with all of the above requirements will continue to be exempt from the $1 million deduction limit.

Benefits to be Received Under the Plan

If the increase in the number of shares available under the Plan is approved by stockholders at the Annual Meeting, we may, but are not obligated to, grant awards under the Plan to our employees, officers and directors. As of October 15, 2004, we do not have any plans, proposals or arrangements to award any of the additional shares that would be authorized under the amended Plan to any specific employee, officer or director. Rather, we are seeking approval for the increase at this time to provide us with the flexibility to issue additional shares if necessary or advisable, in the determination of the Human Resources Committee and the Board of Directors, to acquire and/or retain qualified employees and to offer employees a competitive compensation structure.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes equity compensation plans approved by stockholders and equity compensation plans that were not approved by stockholders as of June 30, 2004. It does not include additional options to buy 135,000 shares of our common stock granted to an executive officer and an employee under the Plan on July 1, 2004.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	1,269,700	$4.76	156,297	[1]
Equity compensation plans not approved by stockholders	—	—	—

Total	1,269,700	$4.76	156,297

[1]	Under the terms of the Plan in effect as of June 30, 2004, the aggregate number of shares of common stock that may be awarded each year is automatically increased on January 1st of each year, commencing January 1, 2000, by a number equal to the lesser of 2.5% of the total number of common shares then outstanding or 100,000.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

PROPOSAL 4

RATIFICATION OF SELECTION OF AUDITORS

Our independent auditors for the fiscal year ended June 30, 2004 were Ernst & Young LLP, certified public accountants. The Audit Committee of the Board of Directors has selected and approved Ernst & Young LLP to serve as our auditors for the fiscal year ending June 30, 2005. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions and to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal years ended June 30, 2004 and June 30, 2003, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years ended June 30, 2004 and June 30, 2003, and other services provided in connection with our Form S-8 filed with the SEC on June 30, 2004 were:

2004	$144,597
2003	$118,500

Audit-Related Fees

The aggregate fees billed to the Company by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of our financial statements for each of the last two fiscal years ended June 30, and not included under “Audit Fees” above, were:

2004	$3,700
2003	$7,700

Tax Fees

The aggregate fees billed to the Company by Ernst & Young LLP in each of the last two fiscal years ended June 30 for professional services for tax compliance, tax advice, and tax planning were:

2004	$0
2003	$29,246

All Other Fees

There were no other fees billed to the Company by Ernst & Young LLP for products and services provided during the fiscal years ended June 30, 2004 and June 30, 2003.

Pre-Approval Policies and Procedures

On June 23, 2003, the Audit Committee approved certain policies and procedures under which all audit and non-audit services performed by our auditors must be approved in advance by the Audit Committee. Under these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by our auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. In granting both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the auditors are best positioned to provide the most effective and efficient service, for reasons such as familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. The term of any general pre-approval will be 12 months, unless the Audit Committee determines otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by our auditors without obtaining specific pre-approval from the Audit Committee. The amount of audit-related, tax and other services provided to the Company by Ernst & Young LLP described above that were pre-approved by the Audit Committee in accordance with its policies and procedures was $2,200 of the total of $3,700 or 60% for fiscal 2004 and, as these policies and procedures were only adopted at the end of fiscal 2003, 0% for fiscal 2003. The percentage of hours expended on Ernst & Young LLP’s engagement to audit our financial statements for the fiscal year ended June 30, 2004 that was attributed to work performed by persons other than full-time, permanent employees of Ernst & Young LLP was 0%.

Effect of Ratification

Ratification by stockholders of the selection of Ernst & Young LLP as our auditors is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If the stockholders fail to ratify the selection of Ernst & Young LLP as our auditors, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent auditors at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 4.

OUR EXECUTIVE OFFICERS

The Board of Directors elects the executive officers of the Company who are responsible for administering our day-to-day operations. The name, age, positions with the Company, and business experience of each of our executive officers are shown below.

Mark A. LeDoux (Age 50)

Chairman of the Board, Chief Executive Officer and Assistant Treasurer

Director and Officer since 1986

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Assistant Treasurer since 1998, and the Chairman of the Board since 2001. Mr. LeDoux has also served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE), our wholly-owned subsidiary, since its inception in 1999, and as a director of Transformative Health Products, Inc. (since 1990), CellLife Pharmaceuticals International, Inc. (since 1996), and CellLife International, Inc. (since 1992), each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law.

Randell Weaver (Age 46)

President and Secretary

Officer since 2001

Mr. Weaver has been the President of the Company since January 2003 and the Secretary of the Company since November 2001. Mr. Weaver has also served as Managing Director of NAIE since 2001, and as a director, President and Secretary of Transformative Health Products, Inc., CellLife Pharmaceuticals International, Inc. and CellLife International, Inc., each a wholly-owned subsidiary of the Company, since April 2003. Previously, he served as Chief Financial Officer and Chief Operating Officer (September 2001-January 2003) and Executive Vice President of the Company (August 2002-January 2003). Before joining the Company, Mr. Weaver was Managing Director of CGM Group, LLC, a management consulting firm (2000-2001); a consultant in the bankruptcy reorganization of Solutioneering (1999-2000); President and Chief Financial Officer of two subsidiaries of Grupo Industrial Bimbo, S.A., a baking company (1995-1998); principal of Randell Weaver Consulting, where he managed operation and financial restructurings of troubled enterprises (1986-1995); and Chief Financial Officer of Microcomputer Memories, Inc. (1984-1986). Before 1984, Mr. Weaver worked for four years in public accounting with Pannell Kerr Forster. Mr. Weaver graduated from California State University, Northridge with a Bachelor of Science in Business Administration and from the University of Santa Monica with a master’s degree in Spiritual Psychology.

John R. Reaves, Jr. (Age 38)

Chief Financial Officer

Officer since 2002

Mr. Reaves has been the Chief Financial Officer of the Company since January 2003. Previously, he was Vice President of Finance (May 2002-January 2003). Mr. Reaves has also been the Chief Financial Officer of Transformative Health Products, Inc., CellLife Pharmaceuticals International, Inc. and CellLife International, Inc., each a wholly-owned subsidiary of the Company, since April 2003. Before joining the Company, Mr. Reaves was Chief Financial Officer of Neptune Networks, Inc., an enterprise established to provide internet service kiosks in areas of public accommodation (2000-2001), and Director of Finance and Operations, Southern California market with LSG Sky Chefs, Inc., the world’s largest airline caterer (1998-2000). Before 1998, Mr. Reaves was a Manager with Arthur Andersen LLP.

Timothy E. Belanger (Age 57)

Senior Vice President — Sales and Marketing

Officer since 2002

Before joining the Company in May 2002, Mr. Belanger was Vice President of Marketing and Sales for Overhill Farms, Inc., a frozen food manufacturer (May 2001-February 2002); President of Sales Solutions, Inc. (2000-2001); and Vice President of Marketing and Sales with J.C. Garet, Inc., a detergent manufacturer (1997-2000).

Mark E. Zimmerman (Age 46)

Vice President — Operations

Officer since 2002

Before joining the Company in January 2002, Mr. Zimmerman was a senior consultant with Gerald E. Dunn, Inc., a management consulting firm (1998-January 2002). Before 1998, he was a principal with Zimmerman & Associates, a management consulting firm.

Dr. John A. Wise (Age 65)

Chief Scientific Officer

Officer since 1992

Dr. Wise has been the Chief Scientific Officer of the Company since 2001. Previously, he served as Vice President of Science and Technology (2000-2001), Vice President—Research and Development (1992-2000), and a consultant to the Company (1987-1992). Before beginning work with the Company in 1987, Dr. Wise was Executive Vice President of Research and Development with United Sciences of America, Inc. (1982-1986). He graduated in 1963 from the University of Washington with a Bachelor of Science degree in Preventative Medicine and a Bachelor of Arts degree in Zoology. He received a Master of Science in Microbiology from the University of Minnesota in 1967, and a Ph.D. in Microbiology from Oregon State University in 1970.

Dr. Robert A. Kay (Age 52)

Vice President — Science and Technology

Officer since March 30, 2004

Dr. Kay has nearly fifteen years of experience in the pharmaceutical and nutrition industries. Before joining the Company on March 30, 2004, Dr. Kay was Vice President of Product Development at Anabolic Laboratories (2001-March 2004) and Chief Science Officer at Leiner Health Products (1996-2001). Dr. Kay is a registered dietician and has developed products for major retailers, wholesalers and pharmaceutical companies. He received Doctoral and Master’s degrees in Nutrition from the University of Connecticut.

[Intentionally left blank.]

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of October 15, 2004.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership[1]		Percent of Common Stock Outstanding[2]
Dimensional Fund Advisors, Inc.	318,600	[3]	4.96%
1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401

Carl J. Terranova	299,900	[4]	4.67%
P.O. Drawer H, Valley Cottage, New York 10989

Mark A. LeDoux	1,377,000	[5]	21.45%
Chairman of the Board and Chief Executive Officer

Joe E. Davis	31,100	[6]	Less than 1%
Director

Alan J. Lane	2,500		Less than 1%
Director

Lee G. Weldon	86,980	[7]	1.35%
Director

Randell Weaver	105,598	[8]	1.64%
President and Secretary

John R. Reaves, Jr.	32,112	[9]	Less than 1%
Chief Financial Officer

Timothy Belanger	39,822	[9]	Less than 1%
Senior Vice President — Sales and Marketing

Mark E. Zimmerman	32,919	[9]	Less than 1%
Vice President — Operations

Dr. John A. Wise	99,559	[10]	1.55%
Chief Scientific Officer

All directors and executive officers as a group (nine persons)	1,807,590	[11]	28.16%

[1]	A person is considered to beneficially own any shares: (i) over which the person exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

[2]	Shares of our common stock underlying options that are exercisable as of October 15, 2004 or within 60 days of October 15, 2004 are considered outstanding for purposes of computing the percentage shown but are not considered outstanding for any other purpose. As of October 15, 2004, there were 5,928,766 shares of common stock outstanding and 491,248 shares underlying options that are exercisable or that will become exercisable within 60 days of October 15, 2004.

[3]	As reported by the beneficial owner on Schedule 13G/A filed with the SEC on February 6, 2004.

[4]	As reported by the beneficial owner on Form 4 filed with the SEC on March 8, 2004.

[5]	Includes 51,950 shares underlying options that are exercisable.

[6]	Includes 10,100 shares underlying options that are exercisable.

[7]	Includes 30,100 shares underlying options that are exercisable.

[8]	Includes 41,271 shares underlying options that are exercisable and 44,327 shares that are exercisable beginning on October 24, 2004.

[9]	Includes 30,300 shares underlying options that are exercisable.

[10]	Includes 70,300 shares underlying options that are exercisable.

[11]	Includes 294,621 shares underlying options that are exercisable and 44,327 shares that are exercisable beginning on October 24, 2004.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by or paid or awarded to our current executive officers for all services rendered by them in all capacities to the Company and its subsidiaries during each of the last three fiscal years ended June 30.

	Fiscal Year		Annual Compensation				Long-Term Compensation		All Other Compensation ($)[3]
Name and Principal Position			Salary ($)		Bonus ($)[12]	Other Annual Compensation ($)[1]	Securities Underlying Options (#)[2]
Mark A. LeDoux Chief Executive Officer	2004 2003 2002		240,040 217,897 219,807	[4]	134,550 100,000 —	— — —	30,000 25,000 —		10,062 6,449 5,444

Randell Weaver President and Secretary	2004 2003 2002	[5]	240,010 232,572 176,539	[4]	134,550 30,000 —	— — —	150,000 45,000 100,000	[6]	10,155 5,866 445

John R. Reaves, Jr. Chief Financial Officer	2004 2003 2002	[7]	175,231 158,461 17,308		98,222 10,000 —	— — —	90,000 — 30,000		5,195 778 —

Timothy E. Belanger Senior Vice President — Sales and Marketing	2004 2003 2002	[8]	187,385 175,000 20,192		101,111 — —	— — —	90,000 — 30,000		8,668 816 —

Mark E. Zimmerman Vice President — Operations	2004 2003 2002	[9]	169,231 144,231 48,529		97,222 12,500 —	— — —	90,000 — 30,000		8,087 809 95

Dr. John A. Wise Chief Scientific Officer	2004 2003 2002		177,128 184,361 175,856		107,640 15,000 —	— — —	90,000 30,000 —		9,358 3,289 5,164

Dr. Robert A. Kay Vice President — Science and Technology	2004	[10]	44,654		27,388	—	30,000		50,000	[11]

[1]	Includes annual compensation not properly categorized as salary or bonus, such as perquisites and other personal benefits, unless the total amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus.

[2]	Options were granted under our 1999 Omnibus Equity Incentive Plan.

[3]	Includes matching contributions under our profit sharing plan and premiums paid by the Company for term life insurance and long-term disability.

[4]	A portion of Mr. LeDoux’s and Mr. Weaver’s annual salary may be paid by NAIE in Swiss Francs. For the fiscal years ended June 30, 2003, the equivalent of $14,675 was paid by NAIE to Mr. LeDoux.

[5]	Mr. Weaver joined the Company in September 2001.

[6]	This option was cancelled on April 24, 2003.

[7]	Mr. Reaves joined the Company in May 2002.

[8]	Mr. Belanger joined the Company in May 2002.

[9]	Mr. Zimmerman joined the Company in January 2002.

[10]	Dr. Kay joined the Company on March 30, 2004.

[11]	Represents relocation expenses paid by the Company.

[12]	All 2004 bonuses represent amounts paid in fiscal 2005 for services provided in fiscal 2004 under our 2004 Management Cash Incentive Plan.

Option Grants in Fiscal 2004

The following table shows the options granted to our executive officers during the fiscal year ended June 30, 2004. All of the options shown were granted under our 1999 Omnibus Equity Incentive Plan. The vesting of each option shown accelerates in the event of the officer’s termination without cause upon a change in control upon satisfaction of certain conditions.

Name	# of Shares of Common Stock Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/share)[1]	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
						5%	10%
Mark A. LeDoux	30,000	[3]	4.11%	5.588	9/08/08	$26,700	$77,700
Randell Weaver	150,000	[4]	20.55%	5.210	10/23/08	$216,000	$477,000
John R. Reaves, Jr.	30,000	[3]	4.11%	5.080	9/08/08	$42,000	$93,000
John R. Reaves, Jr.	60,000	[5]	8.22%	6.650	1/29/09	$110,400	$243,600
Timothy E. Belanger	30,000	[3]	4.11%	5.080	9/08/08	$42,000	$93,000
Timothy E. Belanger	60,000	[5]	8.22%	6.650	1/29/09	$110,400	$243,600
Mark E. Zimmerman	30,000	[3]	4.11%	5.080	9/08/08	$42,000	$93,000
Mark E. Zimmerman	60,000	[5]	8.22%	6.650	1/29/09	$110,400	$243,600
Dr. John A. Wise	30,000	[3]	4.11%	5.080	9/08/08	$42,000	$93,000
Dr. John A. Wise	60,000	[5]	8.22%	6.650	1/29/09	$110,400	$243,600
Dr. Robert A. Kay	30,000	[6]	4.11%	8.550	3/29/09	$70,800	$156,600

[1]	The exercise price is equal to 100% of the closing sale price of our common stock on the date of grant, as reported by Nasdaq, except for the exercise price for the option granted to Mr. LeDoux, which is 110% of such closing price.

[2]	Assumed annual appreciation rates are set by the SEC and are not a forecast of future appreciation. The actual realized value will depend on the market value of our common stock on the exercise date, and no gain to the optionee is possible without an increase in the price of our common stock above the exercise price. All assumed values are before taxes.

[3]	The option was granted on September 8, 2003, and vests 34% on September 8, 2004, an additional 33% on September 8, 2005 and the remaining 33% on September 8, 2006.

[4]	The options were granted on October 24, 2004. As to 96,969 of the shares underlying the options, 34% vest on October 24, 2004, an additional 33% vest on October 24, 2005, and the remaining 33% vest on October 24, 2006. As to the remaining 53,031 shares underlying the options, 11,121 vested on December 31, 2003, an additional 11,358 vest on October 24, 2004, an additional 11,358 vest on October 24, 2005, and the remaining 19,194 vest on October 24, 2006. Approximately 100,000 of the shares underlying the options were subject to a vesting condition requiring stockholder approval of an amendment to the 1999 Omnibus Equity Incentive Plan to increase the per employee limit in any one fiscal year from 50,000 to 150,000. On the date such stockholder approval was obtained at the January 30, 2004 annual meeting, the closing price of our common stock as reported by Nasdaq was $6.65.

[5]	The options were granted on January 30, 2004, and vest 20,400 shares on January 30, 2005, 19,800 shares on January 30, 2006, and 19,800 shares on January 30, 2007.

[6]	The option was granted on March 30, 2004, and vests 34% on March 30, 2005, an additional 33% on March 30, 2006 and the remaining 33% on March 30, 2007.

Aggregated Option Exercises and Fiscal Year End Option Values

The following table provides information about option exercises by our executive officers during the fiscal year ended June 30, 2004, and the value of unexercised options held by our executive officers as of June 30, 2004.

Name	# of Shares of Common Stock Acquired on Exercise	Valued Realized ($)	# of Shares of Common Stock Underlying Unexercised Options		Value of Unexercised In-the-Money Options[1]
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. LeDoux	—	—	38,500	46,500	$241,580	$177,720
Randell Weaver	—	—	26,421	168,579	$124,563	$627,687
John R. Reaves, Jr.	—	—	20,100	99,900	$129,243	$277,257
Timothy E. Belanger	—	—	20,100	99,900	$129,243	$277,257
Mark E. Zimmerman	—	—	20,100	99,900	$134,670	$279,930
Dr. John A. Wise	—	—	50,200	109,800	$318,650	$327,450
Dr. Robert A. Kay	—	—	—	30,000	—	—	[2]

[1]	Based on the closing sale price of our common stock of $8.50 on June 30, 2004, as reported by Nasdaq.

[2]	Dr. Kay’s option has an exercise price of $8.55 and was thus not in-the-money on June 30, 2004.

Employment Agreements

We have employment agreements with each of our executive officers, namely Messrs. LeDoux, Weaver, Reaves, Belanger, Zimmerman, Wise and Kay. Under the terms of each agreement, the officer’s employment is at-will and the employment may be terminated at any time, with or without cause, by either the officer or the Company. Each officer receives an annual salary, payable no less frequently than monthly, and may receive certain employee benefits available generally to all employees or specifically to executives, including bonus compensation in a manner and at a level determined from time to time by the Board of Directors. The annual salaries of each executive officer under the employment agreements in effect at June 30, 2004 were:

Name	Annual Salary
Mark A. LeDoux	$242,190
Randell Weaver	$242,190
John R. Reaves, Jr.	$176,800
Timothy E. Belanger	$182,000
Mark E. Zimmerman	$175,000
Dr. John A. Wise	$193,752
Dr. Robert A. Kay	$193,500

Effective as of September 11, 2004, the Board of Directors, on the recommendation of the Human Resources Committee, based on a review of executive compensation at other public companies in the San Diego, California area and changes in the Consumer Price Index for the San Diego Urban Area, approved the following salary increases for the Company’s officers: (i) an increase of 3.75% for Messrs. Belanger, LeDoux, Reaves and Zimmerman and Drs. Kay and Wise; (ii) an additional increase of $20,000, after the aforementioned increase, for Messrs. Belanger, Reaves and Zimmerman; and (iii) an increase to $300,000 for Mr. Weaver.

Under the terms of the each of the employment agreements for the above-named officers, each officer is entitled to a severance benefit, including standard employee benefits available to other corporate officers, in the event the officer is terminated by the Company without cause in an amount equal to one year’s compensation (three month’s compensation for Dr. Kay), provided the officer executes and delivers to the Company a general release of claims. If the officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. No officer is entitled to receive a severance benefit if the officer is terminated by the Company for cause, or if the officer voluntarily resigns or retires. If an officer is terminated by the Company without cause upon a change in control, each officer is entitled to receive a severance benefit in an amount equal to two year’s compensation (one year’s compensation for Dr. Kay), provided the officer executes and delivers to the Company a general release of claims. If the officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. In addition, if any officer is terminated by the Company without cause upon a change of control, all then outstanding options held by the officer become fully exercisable and remain so for the term of the option, provided that the officer executes and delivers to the Company a general release of claims.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Human Resources Committee of the Board of Directors recommends to the Board of Directors policies under which compensation is paid or awarded to our directors, executive officers and other key personnel. Among other things, the Human Resources Committee recommends to the Board of Directors the amount of compensation to be paid or awarded to our directors, executive officers and other key personnel including salary, bonuses, stock option grants, other cash or stock awards under our management cash incentive and equity incentive plans, retirement and other compensation. All of the members of the Human Resources Committee are independent directors.

Executive Compensation Policies and Programs

Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to improve long-term stockholder returns by achieving both short- and long-term strategic Company goals. Our compensation programs link a significant portion of each executive’s compensation directly to individual and Company performance and seek to align the financial interests of our executives with those of our stockholders. There are three basic components to our executive compensation program: salary and benefits, annual cash incentive bonuses, and long-term incentive compensation in the form of stock options and other equity-based compensation. Each component is addressed in the context of individual and Company performance, competitive conditions and equity among employees.

Salary and Benefits. We design our executive salary structure to be competitive. We believe a competitive salary structure is important if we are to retain our executives and other key employees and attract highly qualified executives when needed. To determine whether our salary structure is competitive, we periodically review available information about prevailing salaries and compensation programs offered by companies within our geographic area that are similar to us in size and type of business conducted. We take into account not only the amount of our base salary but also our overall benefits package. Our executive benefits include medical, dental, vision, term life, and disability. An individual executive’s salary and benefits package will vary within our framework based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance.

Annual Incentive Bonus. Each executive officer is eligible to receive an annual cash bonus under our management cash incentive plan. The plan is designed to reward executive officers and other key personnel for significant contributions to our performance during the fiscal year. Each fiscal year, the Board of Directors, based on recommendations from the Human Resources Committee, establishes various goals related to one or more of the following categories: Company performance, functional/departmental performance and/or individual performance. Each goal is weighted. The successful completion of each goal may be evaluated on a pass/fail basis, or may be designated three performance levels: a threshold, a target and an outstanding level. These levels are intended to motivate our executives by providing substantial bonus payments for the achievement of financial goals. The bonus earned will be directly related to the participant’s performance and determination of achievement, if any, of each performance goal and may be in the form of a percent of salary and/or a flat dollar amount. Any award under the plan must be approved by the Human Resources Committee after our audited financial results for the fiscal year are completed. If a participant is terminated or resigns, the participant forfeits all rights to any award under the plan.

Long-Term Incentive Compensation. Each executive officer is eligible to participate in our 1999 Omnibus Equity Incentive Plan (the “Plan”). Under the Plan, the Board of Directors, based on recommendations from the Human Resources Committee, may grant incentive and nonqualified stock options, restricted stock, stock appreciation rights, and stock units to executive officers and other personnel, non-employee directors and consultants. As of June 30, 2004, only incentive and nonqualified stock options have been granted under the plan.

Options to buy shares of our common stock are awarded with an exercise price equal to or greater than the fair market value of our common stock on the date of grant. Accordingly, the executive is rewarded only if the market price of our common stock appreciates. Since options vest over time, the Board of Directors periodically grants new options to provide continuing incentives for future performance.

Stock options are designed to align the interests of our executive officers with those of our stockholders by encouraging executives to enhance the value of the Company and, thus, the price of our common stock and the stockholders’ return. In addition, through deferred vesting, stock options are designed to create an incentive for individual executives to remain with the Company.

Defined Benefit Plan. We sponsor a defined benefit pension plan that provides retirement benefits to employees based generally on years of service and compensation during the last five years before retirement. Effective June 20, 1999, the Board of Directors amended the plan to freeze the accrued benefit of each plan member at its then current amount and to no longer allow inactive plan members or other employees to become active members of the plan. Mr. LeDoux and Dr. Wise are plan members.

Other Plans. We have a profit sharing plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), whereby executive officers and other employees may contribute a percentage of their compensation. Prior to January 1, 2004, we matched 50% of the first 6% of a participant’s compensation contributed to the plan. Effective January 1, 2004, the plan was amended to require that we match 100% of the first 3% of a participant’s compensation contributed to the plan and 50% of the next 2% of a participant’s compensation contributed to the plan. We also have an employee stock purchase plan that allows executive officers and other eligible employees to have a maximum of 15% of their compensation withheld through payroll deductions to buy shares of our common stock at the lower of 85% of (i) the fair market value at the beginning of each offering period, or (ii) the fair market value on predetermined dates.

Chief Executive Officer. Mr. LeDoux, the Chairman of the Board and our Chief Executive Officer, is awarded a base salary and is evaluated substantially in accordance with the foregoing policies. In September 2003, the Human Resources Committee recommended and the Board of Directors approved, a 4% increase in Mr. LeDoux’s salary from $232,875 to $242,190. In August 2004, the Human Resources Committee recommended and the Board of Directors approved, an additional 3.75% increase in Mr. LeDoux’s salary. Each increase was based on an evaluation of Mr. LeDoux’s contributions to the Company, the accomplishments achieved by the

Company, and a review of changes in the Consumer Price Index and executive salaries at public Companies in the San Diego area.

Members of the Human Resources Committee

Lee G. Weldon, Chairman

Joe E. Davis

Alan J. Lane

The Human Resources Committee Report on Executive Compensation is not considered proxy-soliciting material and is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this report by reference.

Human Resources Committee Interlocks and Insider Participation

None of the members of the Human Resources Committee is or has been an officer or employee of the Company or any of its subsidiaries. There are no interlocks between the executive officers and members of the Human Resources Committee of the Company and those of any other entity.

STOCKHOLDER RETURN PERFORMANCE GRAPH

The graph below provides a comparison of cumulative total returns for our common stock, the Nasdaq Stock Market (U.S.), and the Nasdaq Health Services Indices for the five year period ended June 30, 2004. The graph assumes an investment of $100 on June 30, 1999 in each of our common stock, and the stock comprising the Nasdaq Stock Market (U.S.) and the Nasdaq Health Services Indices. Each of the indices assumes that all dividends were reinvested. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

The stock performance shown above is not indicative of future performance.

The performance information above is not considered proxy-soliciting material and is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees and directors, including all of our officers and our non-employee directors. The Audit Committee periodically reviews the policy and the Company’s compliance with the policy. We will furnish a copy of our Code of Business Conduct and Ethics, free of charge, upon written request to the Company at 1185 Linda Vista Drive, San Marcos, California 92078, Attn: Chief Financial Officer. Our Code of Business Conduct and Ethics is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended June 30, 2004, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with, except for the following report that was not timely filed: one report was filed on behalf of Dr. Kay on April 30, 2004 to report an option grant on March 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

One of our directors and a current Class II nominee, Mr. Alan G. Dunn, is the President of GDI Consulting & Training Company (GDI), a manufacturing industry consulting firm focusing on cost and process improvement, productivity improvement and operational transformations, and the Chairman of its parent company, Gerald E. Dunn, Inc. GDI performs certain consulting work for the Company related to the Company’s operations function, including assisting the Company’s managers in the design of new material handling methods to be used in its manufacturing facilities and providing cost accounting analysis software and consulting assistance to the accounting department. During fiscal 2004, the Company paid GDI approximately $38,000 for its consulting services and certain software maintenance.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2004 with the Company’s management, and has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence. Based on the Audit Committee’s above described review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2004, be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

Members of the Audit Committee

Joe E. Davis, Chairman

Lee G. Weldon

Alan J. Lane

The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (“2004 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this proxy statement. We will furnish any exhibit to our 2004 Annual Report free of charge to any stockholder upon written request to the Company at 1185 Linda Vista Drive, San Marcos, California 92078. The 2004 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2004 Annual Report together with any later information that we file with the SEC and other publicly available information.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on June 30, 2005. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Restated Certificate of Incorporation, to be properly brought before an annual meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present. To be timely, we must receive the notice not less than 60 days before the original scheduled meeting date. If we provide less than 70 days’ notice or prior public disclosure of the meeting date, to be timely we must receive the notice not later than the close of business on the 10th day following the earlier of the day on which we mailed notice of the meeting date or the day on which we publicly disclosed the meeting date. To be in proper form, the notice must be in writing and include the specified information set forth in Article Fifteenth of our Restated Certificate of Incorporation.

All proposals and notices should be sent by certified mail, return receipt requested, to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attn: Mr. Randell Weaver, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

San Marcos, California

October 29, 2004

ATTACHMENT A

Natural Alternatives International, Inc.

Amended and Restated

Audit Committee Charter

(Effective as of April 30, 2004)

This Audit Committee Charter sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall:

➢	provide assistance to the Board in fulfilling its oversight responsibilities relating to:

•	the accounting, reporting and financial practices of the Company, including the integrity of the Company’s financial statements and disclosures;

•	the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements;

•	the qualification, independence and performance of the Company’s independent auditing firm (the “Auditor”); and

•	the performance of the Company’s internal audit function and control procedures;

➢	prepare the report that United States Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement; and

➢	perform such other duties set forth in this Charter and as directed from time to time by the Board.

In performing its responsibilities, the Committee shall maintain free and open communication between the Committee, the Auditor, and the Company’s management.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee or, if there is no such committee, a majority of the Company’s independent directors. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee must meet the independence requirements of NASD Rule 4200 (a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “34 Act”) (subject to the exemptions provided in Rule 10A-3(c) under the 34 Act), and must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. Independence shall be determined as to each member by the full Board.

Notwithstanding	the foregoing, one director who: (i) is not independent as defined in NASD Rule 4200; (ii) meets the criteria set forth in Section 10A(m)(3) of the 34 Act and the rules thereunder; and

(iii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the audit committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

2.5.	Financial Expert. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent required by Section 407 of the Sarbanes-Oxley Act of 2002 and subject to the ability of the Company to obtain a qualified Board member, at least one member of the Committee shall be a “financial expert” within the definition of Section 407 of said act and the rules and regulations of the SEC promulgated thereunder.

2.6.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board. For this purpose, indirect acceptance includes acceptance of such a fee by a spouse, minor child or stepchild or a child or stepchild sharing a home with the Committee member, or by an entity in which the Committee member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any of its subsidiaries.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Education. To help ensure that members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company’s expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls, auditing and other matters that are relevant to carrying out the Committee’s responsibilities.

3.2.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.

Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the Auditor to meet with the Committee and any of its Advisors and to respond to the Committee’s inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.5.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) compensation to the Auditor for its services in rendering an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.2; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law. Notwithstanding the foregoing, the Committee shall have the sole authority to appoint, determine funding for, and oversee the Auditor.

4.	Meetings

4.1.	Frequency. The Committee shall meet at least once per fiscal quarter or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company and the Auditor to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

4.2.	Executive Sessions. The Committee shall maintain free and open communication with (i) the Company’s Chief Executive Officer and Chief Financial Officer, (ii) the Auditor, and (iii) the Company’s outside legal counsel retained for general corporate purposes, and shall periodically meet in separate executive (private) sessions with each such person and other members of the Company’s management to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee and to provide a forum for the Committee to discuss the Auditor’s evaluation of the Company’s financial practices and personnel and the cooperation that the Auditor receives during the course of its audit.

4.3.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

4.4.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

4.5.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

5.	Auditor and Audit Process

5.1.	Selection. Subject to stockholder ratification, if such ratification is required by applicable law or the Company’s certificate of incorporation or bylaws, in its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

5.2.	Pre-approval of Auditor Services.

5.2.1.	Committee Pre-Approval. The Committee must approve in advance all auditing services and all permissible non-audit services to be provided by the Auditor. If the Committee approves an audit service within the scope of the engagement of the Auditor, such audit service shall be deemed to have been pre-approved.

5.2.2.	Pre-Approval Exception. Pre-approval shall not be required under Section 5.2.1 for permissible non-audit services if (i) the aggregate amount of all such non-audit services provided to the Company is not more than five percent (5%) of the total amount of revenues paid by the Company to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved before completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

5.2.3.	Delegation of Pre-Approval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant the pre-approvals of Auditor services required by this Section 5.2. The decision of any member of the Committee to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

5.3.	Independence. The Committee shall periodically assess and satisfy itself that the Auditor is “independent” in accordance with SEC and NASD rules and regulations. The Committee shall obtain from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard No. 1, and such other disclosures required by Independence Standards Board Standard No. 1. The Committee shall be responsible for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor, including whether the provision by the Auditor of permissible non-audit services is compatible with independence, and for taking, or recommending that the full Board take, appropriate action.

5.4.	Quality Control. The Committee shall annually obtain from the Auditor, and review, a written report describing (i) the Auditor’s internal quality control procedures; and (ii) any material issues raised by (a) the most recent internal quality control review, or peer review, of the Auditor, or (b) any inquiry or investigation by governmental or accounting profession authorities, in each case within the past five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues.

5.5.	Audit Partner Rotation. The Committee shall annually obtain from the Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company’s audit nor the audit partner responsible for reviewing the Company’s audit has performed audit services for the Company in each of the Company’s five previous fiscal years.

5.6.	Auditor Reports Review. The Committee shall review and discuss with the Auditor and management on a timely basis the reports required by Section 10A(k) of the 34 Act regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; and (iii) other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences.

5.7.	SAS 61 Communications. The Committee shall discuss with the Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

5.8.	Audit Disagreement Policy. The Committee shall periodically inquire of management and the Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures. The Committee shall be directly responsible for the resolution of any disagreements between management and the Auditor regarding financial reporting.

5.9.	Accountability of Auditor. The Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee.

5.10.	Audit Assessment. The Committee shall annually assess and discuss with management and the Auditor the scope and results of the Audit and any problems or difficulties encountered in connection with the audit process and management’s response, including any restrictions on scope of the Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the Auditor but were “passed” (as immaterial or otherwise), and any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor to the Company.

5.11.	Internal Control Assessment. When required by applicable law, the Committee shall annually obtain from the Auditor a written report in which the Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

5.12.	Evaluation. The Committee shall annually, following the completion of the audit reports and at such other times as it deems appropriate, evaluate the performance of the Auditor.

6.	Internal Audit Process

6.1.	Internal Audit Process. The Committee shall have primary responsibility for overseeing the Company’s internal audit function and any other appropriate control process in place for reviewing and approving the Company’s internal transactions and accounting; provided, that (i) this Section 6.1 shall not be construed to require the Company to establish a separate internal audit department or dedicate employees to the task on a full-time basis and (ii) the Company may choose to outsource this function to a firm other than the Auditor. The Committee shall meet periodically, in its discretion, with management, the Auditor and any internal audit personnel or retained internal audit firm to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the Auditor, and (iii) progress and results of the internal auditing process.

6.2.	Internal Audit Reports. The Committee shall meet periodically, in its discretion, with any internal audit personnel or retained internal audit firm to review any significant reports to management prepared by such personnel or firm together with management’s response and follow-up to such reports.

6.3.	Complaints. The Committee shall establish procedures for: (i) the receipt, retention, and confidential and anonymous treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Financial Reporting

7.1.	SEC Filings and Earnings Releases.

7.1.1.	Annual Report. Prior to the filing by the Company with the SEC of any annual report on Form 10-K, the Committee shall review and discuss with management and the Auditor the audited financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein, including the Auditor’s judgment of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the Company’s financial statements.

7.1.2.	Quarterly Reports. Prior to the filing by the Company with the SEC of any quarterly report on Form 10-Q, the Committee shall review and discuss with management and the Auditor the Company’s quarterly financial results.

7.1.3.

Press Releases and Guidance. The Committee shall periodically, at its discretion, review with management and the Auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency (including any use of pro-forma or adjusted non-GAAP information).

7.2.	Adequate Disclosure. The Committee shall periodically, at its discretion, inquire of management, the Auditor and, if the Committee deems it appropriate, outside legal counsel as to whether the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

7.3.	Recommendation Regarding Financial Statements. The Committee shall annually make a determination as to whether to recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

8.	Internal Controls

8.1.	Internal Controls and Compliance Policies. The Committee shall have responsibility for monitoring management’s continuing implementation of an effective system of internal control, the purpose of which is to help promote the reliability of financial and operating information, and compliance with applicable laws, regulations and Company policies, including those related to business conduct and ethics. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, any internal audit personnel or retained internal audit firm, the Auditor and, if the Committee deems it appropriate, outside legal counsel (a) the system of internal controls (including any significant deficiencies or material weaknesses and any material changes in internal controls reported to the Committee), internal control over financial reporting, significant accounting principles and practices, and disclosure controls and procedures followed by the Company in accounting for and reporting its financial results of operations, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee, the full Board and management in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s compliance with laws and regulations, (c) the Company’s Code of Business Conduct and Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Company’s Code of Business Conduct and Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and such controls, policies, methods and procedures. The Committee shall review with management and the Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is or will be required to be filed by the Company with the SEC on Form 10-K.

8.2.	Information Security. The Committee shall periodically, at its discretion, review and assess with management and the Auditor the adequacy of the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or security breach.

8.3.	Code of Business Conduct and Ethics Violations and Waivers. The Committee shall periodically, at its discretion, inquire of management, any internal audit personnel or retained internal audit firm, and the Auditor as to their knowledge of (i) any violation of the Code of Business Conduct and Ethics, (ii) any waiver of compliance with the Code of Business Conduct and Ethics, and (iii) any investigations undertaken with regard to compliance with the Code of Business Conduct and Ethics. Any waiver of the Code of Business Conduct and Ethics with respect to a director or executive officer may only be granted by the Committee or the full Board. All waivers granted by the Committee shall be promptly reported to the entire Board and be publicly disclosed as required by SEC and NASD rules.

8.4.	Misconduct Allegations. The Committee shall periodically, at its discretion, inquire of management of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).

8.5.	Disagreements with Legal Counsel. The Committee shall periodically, in its discretion, inquire of management and, if the Committee deems it appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.

8.6.	Related Party Transactions. The Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K.

8.7.	Significant Risks. The Committee shall periodically, in its discretion, review and discuss with management the Company’s most significant financial risks, methods of risk assessment, risk mitigation strategies and the overall effectiveness of the Company’s guidelines, policies and systems with respect to risk assessment and management, including policies and procedures for derivative and foreign exchange transactions and insurance coverage.

9.	Reports and Assessments

9.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter. Such reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditor and the performance of the Company’s internal audit function.

9.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and NASD rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

9.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Nominating Committee (if any).

9.4.	Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.

10.	General

10.1.	Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with GAAP and applicable rules and regulations. Furthermore, it is not the duty of the Committee to certify the Company’s financial statements or to guarantee the Auditor’s report. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the Auditor.

10.2.	Charter Guidelines. While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

ATTACHMENT B

Natural Alternatives International, Inc.

Nominating Committee Charter

(Effective as of August 27, 2004)

This Nominating Committee Charter sets forth the purpose and membership requirements of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to assist the Board in identifying qualified individuals to become members of the Board and in determining the composition of the Board and its various committees.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee must meet the independence requirements of NASD Rule 4200 (a)(15). Independence shall be determined as to each member by the full Board.

Notwithstanding the foregoing, one director who: (i) is not independent as defined in NASD Rule 4200; and (ii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.2.	Search Firm. The Committee shall have the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) the retention of a search firm pursuant to Section 3.2; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.1; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.5.	Delegation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law.

4.	Duties and Responsibilities

In carrying out the stated purpose of this Committee, the Committee shall:

•	Review the qualifications and independence of the members of the Board and its various committees on a periodic basis and make any recommendations to the Board that the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board, or any of its committees;

•	Identify and recruit individuals qualified to become Board members, including evaluating persons suggested by stockholders or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees. Persons suggested by stockholders shall be evaluated on the same basis as persons suggested by others. Stockholder recommendations shall be made in accordance with the Company’s Stockholder Communications Policy. Evaluations shall include a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the Board’s deliberations respecting the Company’s business strategies, financial and operational performance and corporate governance practices.

•	Select candidates as nominees for election as directors and recommend to the Board the director nominees whenever new directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

•	Recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee members to fill vacancies as needed.

•	Review on an annual basis director compensation and benefits.

•	Establish the standards for and annually review and evaluate each Board committee’s annual self-assessment and provide a report of such evaluations to the Board.

•	Perform such other duties set forth in this Charter and as directed from time to time by the Board.

5.	Meetings

5.1.

Frequency. The Committee shall meet at least once per fiscal year or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

5.2.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

5.3.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

5.4.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

6.	Reports and Assessments

6.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter.

6.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and NASD rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

6.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board.

7.	Charter Guidelines

While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its purpose, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

ATTACHMENT C

Amended and Restated Certificate of Incorporation of

Natural Alternatives International, Inc.

(as proposed to be amended)

Natural Alternatives International, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation (which is hereinafter referred to as the “Corporation”) is Natural Alternatives International, Inc.

2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 26, 1989, a Certificate of Amendment was filed with the Secretary of State of the State of Delaware on April 5, 1991, and a Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on July 31, 1996 (“Restated Certificate”).

3. This Amended and Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware and, restates, integrates and further amends the provisions of the Restated Certificate and, upon filing with the Secretary of State in accordance with Section 103, shall thenceforth supersede the Restated Certificate and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Certificate of the Corporation.

4. The text of the Restated Certificate is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the Corporation is Natural Alternatives International, Inc.

SECOND: For the purpose of this Certificate of Incorporation:

A. “Affiliate” and “Associate” have the meanings set forth in Rule 12b-2 under the Securities Exchange Act of 1934 as in effect on the date of filing of this Certificate.

B. “Beneficial Owner,” “Beneficial Ownership” and “Beneficially Owns” have the meanings set forth in the Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on the date of filing of this Certificate.

C. “Continuing Director” means, as to any Related Person, a member of the Board of Directors of the Corporation (the “Board”) who (1) is unaffiliated with and is not the Related Person and (2) was a member of the Board of Directors of Natural Alternatives International, Inc., a Colorado corporation, prior to October 22, 1989 or thereafter became a member of the Board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

D. “Disinterested Shares” means, as to any Related Person, shares of Voting Stock held by stockholders other than a Related Person.

E. “Related Person” means and includes any individual, corporation, partnership or other person or entity, or any group of two or more of the foregoing that have agreed to act together, which, together with its Affiliates and Associates, Beneficially Owns, in the aggregate, ten percent (10%) or more of the outstanding Voting Stock, and any Affiliate or Associates of any such individual, corporation, partnership or other person, entity or group.

F. “Voting Stock” means all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares.

THIRD: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

FOURTH: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware (“GCL”).

FIFTH: The total authorized number of shares of the Corporation shall be 20,500,000 shares, consisting of 20,000,000 shares designated as Common Stock, $.01 par value, and 500,000 shares designated as Preferred Stock, $.01 par value.

Shares of the Preferred Stock may be issued from time to time in one or more series. The Board of the Corporation is hereby expressly authorized to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the powers, rights, preferences, qualifications, limitations, and restrictions of the shares of each series and the variations of the relative powers, rights, preferences, qualifications, limitations and restrictions as between series, and to increase and to decrease (but not below the number of shares of such series then outstanding) the number of shares constituting each series. Such determinations may be fixed by a resolution or resolutions adopted by the Board.

SIXTH: Elections of directors at an annual or special meeting of the stockholders may be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

SEVENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the stockholders pursuant to the GCL.

EIGHTH: Special meetings of stockholders of the Corporation for any purpose or purposes may be called at any time by the Board, or by a majority of members of the Board; provided, however, that where a proposal requiring stockholder approval is made by or on behalf of a Related Person or director affiliated with a Related Person, or where a Related Person otherwise seeks action requiring stockholder approval, then the affirmative vote of a majority of the Continuing Directors shall also be required to call a special meeting of stockholders for the purpose of considering such proposal or obtaining such approval. Special meetings of stockholders of the Corporation may not be called by any other person or persons or in any other manner.

NINTH: A. The Corporation may indemnify, to the full extent authorized or permitted by law, any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was director or officer of the Corporation or by reason of the fact that such director of officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors or officers may be entitled by law. No amendment or repeal of this Section A of Article Ninth shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

B. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Section B of this Article Ninth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

C. In furtherance and not in limitation of the powers conferred by statute:

(i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the law; and

(ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

TENTH: The provisions set forth in this Article Tenth and in Article Ninth herein may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 66.67% of the outstanding shares of Voting Stock of the Corporation.

ELEVENTH: Subject to the provisions in this Certificate, the Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

TWELFTH: The Board shall be divided as nearly equal in number as possible into three classes, designated Class I, Class II and Class III. The term of office of directors of one class shall expire at each regularly scheduled annual meeting of stockholders held for the purpose of electing directors of that class, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of all classes shall begin at the first regularly scheduled meeting of stockholders held on May 10, 1996; that of Class I shall expire at the first regularly scheduled meeting of stockholders occurring in 1997 or thereafter; that of Class II shall expire at the first regularly scheduled meeting of stockholders occurring in 1998 or thereafter; and that of Class III shall expire at the first regularly scheduled meeting of stockholders occurring in 1999 or thereafter, and in all cases each Director shall continue until his or her successor shall be elected and shall qualify, or until his or her earlier resignation, removal from office, death or incapacity. After the initial term of directors described herein, at each regularly scheduled annual meeting of stockholders held for the purpose of electing directors of that class, the number of directors equal to the number of directors of the class whose terms expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders held for the purpose of electing directors of that class, after their election.

THIRTEENTH: Newly created directorships resulting from any increase in the number of directors, or vacancies in any existing directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less then a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the Class of Directors in which the new directorship was created as determined in the same manner as the identity of the directors, or the vacancy occurred, and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

FOURTEENTH: No director of the Corporation may be removed except for cause, and the vote of the holders of seventy percent (70%) of the outstanding shares of all classes of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, breach of fiduciary duty, or misconduct in the performance of the director’s obligations to the Corporation, and such conviction or adjudication has become final and nonappealable.

FIFTEENTH: At any regularly scheduled meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (a) by, or at the direction of, the Board, or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article Fifteenth. For a proposal to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Corporation no less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day of the following the earlier of the day on which such notice of the date of the scheduled meeting was mailed, or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal; (c) the class and number of shares of the Corporation’s stock which are beneficially owned by the stockholder on the date of such stockholder’s notice and by any other stockholder known by such stockholder to be supporting such proposal, on the date of such stockholder notice; and (d) any financial interest in any aspect of the proposal of the stockholder making the proposal or any other stockholder known by such stockholder to be supporting the proposal.

The presiding officer of the meeting shall determine and declare at or before the meeting whether the stockholder proposal was made in accordance with the terms of this Article Fifteenth. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Article Fifteenth, he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at such meeting state, filed and received as herein provided.

SIXTEENTH: Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders called for the purpose of electing directors, by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting so long as the stockholder complies with the notice procedures set forth in this Article Sixteenth. Such nominations, other than those made by or at the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of

Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Corporation not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure is given or made, notice by the stockholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice (i) the name and address, as they appear on the Corporation’s books, of the stockholder and (ii) the class and number of shares of the Corporation’s stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Corporation may require any proposed nominee to furnish such other information as may be required by the Corporation in its reasonable discretion, in order to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

SEVENTEENTH: 1. In addition to any affirmative vote required or permitted by law or this Certificate or the Bylaws of the Corporation, and except as otherwise expressly provided in Paragraphs 1(a) and 1(b) of this Article Seventeenth, the Corporation shall not effect, directly or indirectly, any Stock Repurchase from an Interested Stockholder unless said Stock Repurchase is authorized by the affirmative vote of the Voting Stock, voting together as a single class, which shares are Beneficially Owned by Persons other than such Interested Stockholder.

The Preceding provisions of this Article Seventeenth shall not be applicable to any Stock Repurchase from an Interested Stockholder if such Stock Repurchase is effected by the Corporation pursuant to:

(a) a tender offer or exchange offer by the Corporation for some or all of the outstanding shares of any or all classes of stock of the Corporation made on the same terms to all holders of such shares; or

(b) an open market stock purchase program approved by a majority of those members of the Board who were duly elected and acting members of the Board prior to the time such person became an Interested Stockholder.

2. For purposes of this Article Seventeenth:

(a) The following terms shall be defined by reference to the Securities Exchange Act of 1934 and the Rules in effect thereunder on the date of this Certificate: “Subsidiary” under Rule 12b-2;

(b) An “Interested Stockholder” shall mean a Person (other than any Subsidiary of the Corporation, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any trustee of or a fiduciary with respect to any such plan when acting in such capacity) who: (i) has been a Beneficial Owner for a period of less then two years immediately prior to the Determination Date of five percent or more of the issued and outstanding shares of Voting Stock (including any Voting Stock which such Person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement, or understanding); or (ii) is an Affiliate of the Corporation who became the Beneficial Owner of five percent or more of the issued and outstanding shares of Voting Stock at any time within the two-year period immediately prior to the Determination Date; or (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were Beneficially Owned by any Interested Stockholder at any time within the two-year period immediately prior to the Determination Date, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

(c) The term “Stock Repurchase” shall mean any direct or indirect purchase by the Corporation or any Subsidiary of the Corporation of any shares of the stock of the Corporation at a price greater than the Market Price of such shares, or any direct or indirect purchase of such shares for any consideration other than cash.

(d) “Market Price” shall mean the closing sale price on the trading day immediately preceding the Determination Date of a share of the Corporation’s stock on the Composite Tape for American Stock Exchange-Listed stocks, or, if such stock is not listed on such Exchange, on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the closing bid quotation with respect to a share of such stock on the last trading day immediately preceding the Determination Date on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in use, or if no such quotations are available, the fair market value on the Determination Date of a share of such stock as determined in good faith by a majority of the Board.

(e) “Determination Date” shall mean the date upon which the determination of Market Price is made by the Board.

(f) The term “Person” shall mean any individual, firm, corporation or other entity and shall include any group comprising any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock.

3. Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

4. The Board shall have the power and duty to determine for the purposes of this Article Seventeenth on the basis of information known to its members after reasonable inquiry, (1) whether a Person is, and if so, when such Person became, an Interested Stockholder, (2) the number of shares of stock of the Corporation or other securities of which any Person is a Beneficial Owner and the number of votes entitled to be cast by such person, (3) whether a Person is an Affiliate or Associate or another, and (4) whether the price proposed to be paid for any shares of stock of the Corporation is in excess of the Market Price of such shares. Any such determination made in good faith shall be binding on and conclusive for all parties.

For the purposes of determining whether a Person is an Interested Stockholder pursuant to Paragraph 2(b) of this Article, the shares of the stock of the Corporation deemed to be outstanding shall include shares deemed Beneficially Owned by such Person through application of Paragraph 2(a) of this Article, but shall not include any other shares of stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

EIGHTEENTH: The affirmative vote of the holders of not less than two-thirds of the outstanding shares of the Corporation’s common stock (other than the shares beneficially owned by an “Acquiring Person” as hereinafter defined) shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) of the Corporation or any subsidiary of the Corporation with any Acquiring Person, notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified by law or otherwise; provided, however, that the two-thirds outstanding common stock requirement shall not be applicable and such Business Combination shall require only such affirmative vote as is required by law or otherwise if: (i) the Board of the Corporation by at least a 75% vote has expressly approved such Business Combination either in advance of or subsequent to such Acquiring Person becoming an Acquiring Person; or (ii) as of the date of the consummation of a Business Combination, the holders of a particular class or series of capital stock, as the case may be, of the Corporation receive a Fair Price as such term is defined in subsection (c) below.

For the purpose of this Article Eighteenth:

(a)	The term “Business Combination” shall mean any (i) merger or consolidation of the Corporation or a subsidiary of the Corporation with an Acquiring Person or any other Corporation which is or after such merger or consolidation would be an “Affiliate” or “Associate” of an Acquiring Person; (ii) sale, lease or transfer (in one transaction or a series of transaction) with any Acquiring Person or any Affiliate of any Acquiring Person, of all or substantially all of the assets of the Corporation or a subsidiary of the Corporation to an Acquiring Person or any Affiliate or Associate of any Acquiring Person; (iii) adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Acquiring Person or any Affiliate or Associate of any Acquiring Person; (iv) reclassification of securities (including any reverse stock split) or recapitalization of the Corporation or any other transaction that would have the effect, either directly or indirectly, of increasing the proportionate ownership of any class of equity or convertible securities of the Corporation or any subsidiary of the Corporation which is directly or indirectly beneficially owned by an Acquiring Person or any Affiliate or Associate of any Acquiring Person; and (v) an agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

(b)	The term “Fair Market Value” shall mean (i) in the case of shares, if such shares are listed on an exchange, the highest closing bid quotation with respect to the shares during the 30-day calendar period preceding the date in question, the highest closing sale price quoted during the 30-day calendar period immediately preceding the consummation of the Business Combination on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in general use, or, if no such quotations are available, the fair market value of a share on the date in question as determined by 75% of the Board; and (ii) in the case of property other than cash or shares, the fair market value of such property on the date in question as determined by 75% of the Board.

(c)	The term “Fair Price” shall mean that the aggregate amount of cash and the Fair Market Value of consideration other than cash to be received per share are at least equal to the highest of the following: (i) if applicable, the highest per share price, including any brokerage commissions, transfer taxes, and soliciting dealers’ fees, paid by the Acquiring Person for any shares acquired by it within the two year period immediately preceding the consummation of the Business Combination or the transaction in which it became an Acquiring Person, whichever is higher; or (ii) the Fair Market Value per share.

(d)	The term “Person” shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of voting stock of the Corporation.

(e)	The term “Acquiring Person” shall mean any Person (other than the Corporation, or any subsidiary or any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which: (i) is the Beneficial Owner (as hereinafter defined for purposes of this section only) of 15% or more of the outstanding common stock of the Corporation; (ii) is an Affiliate or Associate of the Corporation and at any time within the two year period immediately prior to the date in question was the Beneficial Owner of 15% or more of the outstanding common stock of the Corporation; or (iii) is at such time an assignee of or has otherwise succeeded to the beneficial ownership of any shares of outstanding common stock of the Corporation which were at any time within the two year period immediately prior to such time beneficially owned by any Acquiring Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

(f)

A Person shall be a Beneficial Owner of any common stock: (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly, (a) the right to acquire whether such right is exercisable immediately or not, pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding;

(g)	An Acquiring Person shall be deemed to have acquired a share of the common stock of the Corporation at the time when such Acquiring Person became the Beneficial Owner thereof.

NINETEENTH: The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended from time to time, which relates to business combinations with interested stockholders.

TWENTIETH: Notwithstanding any other provision of this Certificate, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend in any respect or repeal this Article Twentieth, or Articles Second, Seventh, Eighth, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, and Nineteenth.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed as of December 3, 2004.

NATURAL ALTERNATIVES INTERNATIONAL, INC.

By:
Mark A. LeDoux, Chief Executive Officer

ATTEST:

Randell Weaver, Secretary

ATTACHMENT D

Natural Alternatives International, Inc.

1999 Omnibus Equity Incentive Plan

(as proposed to be amended)

ARTICLE 1. INTRODUCTION

This Plan was originally adopted by the Board effective May 10, 1999. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications, and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) and Stock Appreciation Rights. Terms defined herein shall have the meanings set forth in “Article 21 — Definitions.”

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2. DEFINITIONS

2.1 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

2.2 “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

2.3 “Board” means the Company’s Board of Directors, as constituted from time to time.

2.4 “Change in Control” shall mean:

(a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means a committee of the Board, as described in Article 21.

2.7 “Common Share” means one share of the common stock of the Company.

2.8 “Company” means Natural Alternatives International, Inc., a Delaware corporation.

2.9 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

2.10 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

2.13 “Fair Market Value” means with respect to each Common Share the last reported sale price of the Company’s Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the Nasdaq system, or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company’s Common Shares for each share thereof pursuant to the Company’s acquisition. Such determination shall be conclusive and binding on all persons.

2.14 “ISO” means an incentive stock option described in Section 422(b) of the Code.

2.15 “NSO” means a stock option not described in Sections 422 or 423 of the Code.

2.16 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

2.17 “Optionee” means an individual or estate who holds an Option or SAR.

2.18 “Outside Director” shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

2.19 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.20 “Participant” means an individual or estate who holds an Award.

2.21 “Plan” means this Natural Alternatives International, Inc. 1999 Omnibus Equity Incentive Plan, as amended from time to time.

2.22 “Restricted Share” means a Common Share awarded under the Plan.

2.23 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

2.24 “SAR” means a stock appreciation right granted under the Plan.

2.25 “SAR Agreement” means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

2.26 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

2.27 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

2.28 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

2.29 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 2,000,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

3.2 Annual Increase in Shares. As of January 1 of each year, commencing with the year 2005, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 2.5% of the total number of Common Shares then outstanding or (b) 100,000 Shares.

3.3 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or

SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

3.4 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4. ELIGIBILITY

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO only when the requirements set forth in section 422(c)(6) of the Code are satisfied.

4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs under the Plan.

ARTICLE 5. OPTIONS

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 150,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences may cover up to 175,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant.

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee, provided, however, that an Option granted to a non-officer Employee shall vest at least 20% of the Common Shares per year. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5 Manner of Exercise. An Option shall be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the Stock Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Common Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement. Common Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Common Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Common Shares are issued, except as provided in Article 11 of the Plan.

Exercising an Option in any manner shall decrease the number of Common Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

5.6 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

(a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent.

(b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

5.7 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations determined pursuant to the Option Agreement representing such Option.

5.8 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6. PAYMENT FOR OPTION SHARES

6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

(a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

(b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

6.3 Net Exercise. Instead of exercising the Option by paying the Exercise Price in cash, check or other appropriate consideration, the Optionee may elect to exercise the Option in whole or in part by receiving Common Shares equal to the value (as determined below) of the Option, or any part hereof, upon surrender of the Option at the principal office of the Company together with the notice of exercise annexed to the Stock Option Agreement in which event the Company shall issue to the Optionee a number of Common Shares computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of Common Shares to be issued to the Holder;
	Y =	the number of Common Shares underlying the Option to be exercised;
	A =	the current fair market value of one Common Share; and
	B =	the Exercise Price of the Option.

As used herein, current fair market value of Common Share shall mean with respect to each Common Share the last reported sale price of the Company’s Common Shares sold on the principal national securities exchanges on which the Common Shares are at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by the National Association of Securities Dealers Automated Quotation system (“Nasdaq”), or any similar organization if the Nasdaq is no longer reporting such information, either (i) on the date which the notice of exercise is deemed to have been sent to the Company (the “Notice Date”) or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which the current fair market value is to be determined, the Common Shares are not listed on any securities exchange or quoted on the Nasdaq system or the over-the-counter market, the current fair market value of Common Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Common Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Shares shall be deemed to be the value to be received by the holders of the Company’s Common Shares for each share thereof pursuant to the Company’s acquisition.

6.4 Exercise/Sale. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.5 Exercise/Pledge. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

6.6 Promissory Note. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

6.7 Other Forms of Payment. To the extent that this Section 6.7 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. OPTION GRANTS TO OUTSIDE DIRECTORS

[Intentionally Omitted.]

ARTICLE 8. STOCK APPRECIATION RIGHTS

8.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

8.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 50,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 75,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

8.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

8.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

8.6 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

8.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 9. RESTRICTED SHARES

9.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

9.2 Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

9.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

9.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

9.5 Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Common Shares repurchased pursuant to the Restricted Stock Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine, but at a minimum rate of 20% per year.

ARTICLE 10. STOCK UNITS

10.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

10.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

10.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants separately determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

10.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

10.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

10.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

10.7 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 11. PROTECTION AGAINST DILUTION

11.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

(b) The limitations set forth in Sections 5.2 and 8.2;

(c) The number of Common Shares covered by each outstanding Option and SAR;

(d) The Exercise Price under each outstanding Option and SAR; or

(e) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

11.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

11.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(e) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 12. DEFERRAL OF AWARDS

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13. AWARDS UNDER OTHER PLANS

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES

14.1 Effective Date. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

14.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

14.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15. LIMITATION ON RIGHTS

15.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

15.2 Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

15.3	Conditions Upon Issuance of Common Shares.

(a) Legal Compliance. Common Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Common Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, applicable laws, and the requirements of any stock exchange or quotation system upon which the Common Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations Re: Federal Securities Laws. The Common Shares underlying the Awards, as of the date the Plan was approved by the Board, have not been registered under the Securities Act. The Participant shall be required to represent that if Awards are exercised in whole or in part at a time when there is not in effect, under the Securities Act, a registration statement applicable to the Common Shares issuable upon exercise, then the purchase of such Common Shares shall be subject to obtaining such representation, warranties and covenants from the Participants as the Committee shall determine, including:

(i) Investment Intent. Participant is acquiring the Common Shares for its own account, not as a nominee or agent, and not with a view to their resale or distribution and is prepared to hold the Common Shares for an indefinite period and has no present intention to sell, distribute, or grant any participating interests in the Common Shares. Participant acknowledges the Common Shares have not been registered under the Securities Act or the securities laws of any other state, province or country (collectively, with the 1933 Act, the “Securities Laws”), and that the Company is issuing the Common Shares to it in reliance on such representations.

(ii) Restricted Securities. Participant confirms it has been informed that the Common Shares may not be resold or transferred unless such Common Shares are first registered under the applicable Securities Laws or unless an exemption from such registration is available.

(iii) Investment Experience. In connection with the investment representations made, Participant represents that it is able to fend for itself in the transactions contemplated by the Plan, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as is normally made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(iv) Disposition of Shares. Participant shall make no disposition of the Common Shares, unless and until:

(1) Participant shall have complied with all requirements of the Plan and any stock exchange on which such Common Shares (or any substituted securities) may be listed;

(2) Participant shall have notified the Company of the proposed disposition and furnished it with a written summary of the terms and conditions of the proposed disposition; and

(3) Participant shall have provided an opinion to the Company’s counsel (at its expense), in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Common Shares under the applicable Securities Laws or (ii) all appropriate action necessary for compliance with the registration requirements of the applicable Securities Laws or of any exemption from registration available under the applicable Securities Laws has been taken.

ARTICLE 16. WITHHOLDING TAXES

16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

16.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 17. FUTURE OF THE PLAN

17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on May 10, 1999. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company’s stockholders.

17.2 Amendment or Termination. The Board may at any time amend, alter, suspend or terminate the Plan for any reason.

17.3 Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent requested by applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Shares are listed or quoted. Such stockholder approval, if required shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.

17.4 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company unless such amendment, alteration, suspension or termination is required to enable an Option designated as an Incentive Stock Option to qualify as a Nonqualified Stock Option or is necessary to comply with any applicable laws or government regulations.

ARTICLE 18. LIMITATION ON PARACHUTE PAYMENTS

18.1 Scope of Limitation. This Article 18 shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Article 18. If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

18.2 Basic Rule. In the event that the independent auditors most recently selected by the Board (the “Auditors”) determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

18.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

18.4 Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

18.5 Related Corporations. For purposes of this Article 18, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 19. INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company and any Parent or Subsidiary, members of the Committee and any officers or employees of the Company and any Parent or Subsidiary to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

ARTICLE 20. PROVISION OF INFORMATION

At least annually, copies of the Company’s annual report or Form 10-K for the just-completed fiscal year shall be made available to each Participant and purchaser of Common Shares upon exercise of an Award. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

ARTICLE 21. ADMINISTRATION

21.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

(a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

21.2 Powers of the Committee. Subject to the provisions of the Plan, and, subject to the specific duties delegated by the Board to such Committee, the Committee shall have the authority, in its discretion:

(a) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

(b) to select the Consultants and Employees to whom Awards may be granted hereunder;

(c) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

(d) to determine the number of Common Shares to be covered by each Award granted hereunder;

(e) to approve forms of agreement for use under the Plan;

(f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(g) to construe and interpret the terms of the Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan;

(i) to determine whether and under what circumstances an Award may be settled in cash instead of Common Shares or Common Shares instead of cash;

(j) to reduce the exercise price of any Award;

(k) to modify or amend each Award (subject to Section 17 of the Plan);

(l) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

(m) to determine the terms and restrictions applicable to Awards and any Restricted Stock; and

(n) to make all other determinations deemed necessary or advisable for administering the Plan.

21.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 21.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 21.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 22. EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

Natural Alternatives International, Inc.

By:

Mark LeDoux, Chief Executive Officer

NATURAL ALTERNATIVES INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 3, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder whose signature appears on the reverse side hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held December 3, 2004 and the proxy statement, and appoints Mark A. LeDoux and Randell Weaver or either of them the proxy of such stockholder, each with full power of substitution, to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on Friday, December 3, 2004, at 11:00 a.m. Pacific time, at La Costa Resort & Club, Costa del Mar Road, Carlsbad, California 92009, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as specified. If no choice is specified, then this proxy will be voted for the election of the nominees for the Board of Directors listed on the reverse side and for each proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

See Reverse Side	See Reverse Side

Your vote is important!

You can vote in one of three ways:

Vote via the Internet	Vote by Telephone	Vote by Mail

http://www.eproxy.com/naii	1-800-435-6710
24 hours a day / 7 days a week	24 hours a day / 7 days a week

Instructions: Use the Internet to vote your proxy up until 11:59 p.m. Eastern time on the business day before the annual meeting day. Have your proxy card in hand when you access the web site.	Instructions: Use any touch-tone telephone to vote your proxy up until 11:59 p.m. Eastern time on the business day before the annual meeting day. Have your proxy card in hand when you call.	Instructions: Mark, sign and date your proxy card and return it in the enclosed envelope. No postage is necessary if mailed in the United States.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATURAL ALTERNATIVES INTERNATIONAL, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
Proposal 1–	To elect as Class II directors the following nominees: (01) Lee G. Weldon, (02) Alan G. Dunn	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3 AND 4.

		For	Against	Abstain
Proposal 2 –	To approve an amendment to our Certificate of Incorporation to increase the number of our authorized shares from 8,500,000 (8,000,000 of common stock and 500,000 of preferred stock) to 20,500,000 (20,000,000 of common stock and 500,000 of preferred stock), as more fully set forth in the accompanying proxy statement.	☐	☐	☐

Proposal 3 –	To approve an amendment to our 1999 Omnibus Equity Incentive Plan, including an increase of 500,000 shares authorized for issuance under the plan, as more fully set forth in the accompanying proxy statement.	☐	☐	☐

Proposal 4 –	To ratify the selection of Ernst and Young LLP as our independent auditors for the fiscal year ending June 30, 2005.	☐	☐	☐

Proposal 5 –	In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder with respect to all shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders. If no direction is made, this proxy will be voted “for” the election of each of the nominees for Class II directors and “for” Proposals 2, 3 and 4. If any other matters properly come before the meeting, the persons named will vote in their discretion.

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with the names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

Signature	Date	Signature (Joint Owner)	Date

Title		Title